UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

Stamps.com Inc.
______________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

            Delaware 000-26427 77-0454966
       ------------------------------------------------------------------------------------------
(State or other jurisdiction (Commission (IRS Employer
         of incorporation) File Number) Identification No.)

1990 E. Grand Avenue, El Segundo, CA                     90245
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (310) 482-5800

Not Applicable
______________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2018, Stamps.com Inc. (the “Company”) held its annual meeting of shareholders in El Segundo, California (“Annual Meeting”). As of April 13, 2018, the Company’s record date, there were a total of 17,889,326 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 15,261,056 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.    To elect a director to hold office until the 2021 Annual Meeting of Stockholders;
2.    To approve, on an advisory basis, our executive compensation;
3.    To approve the 2018 Amendment to the Stamps.com Inc. 2010 Equity Incentive Plan; and
4.    To ratify the appointment of Ernst & Young LLP as our independent auditors for 2018.
Votes regarding the election of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
G. Bradford Jones	11,277,299	2,299,025	1,684,732
Based on the votes set forth above, the director nominee was duly elected.
The proposal to approve, on an advisory basis, our executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
13,118,152	443,556	14,616	1,684,732
Based on the votes set forth above, the stockholders advised that they were in favor of the executive compensation.
The proposal to approve the 2018 Amendment to the Stamps.com Inc. 2010 Equity Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
9,677,209	3,871,045	28,070	1,684,732
Based on the votes set forth above, the stockholders approved the 2018 Amendment to the Stamps.com Inc. 2010 Equity Incentive Plan.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2018 received the following votes:

For	Against	Abstain	Broker Non-Votes
15,042,816	208,463	9,777	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2018 was duly ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

June 12, 2018	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride
Chief Executive Officer